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SCPIE HOLDINGS INC.

--------------------------------------------------------------

(Name of Registrant as Specified in its Charter)

STILWELL VALUE PARTNERS III, L.P.

STILWELL VALUE LLC

JOSEPH STILWELL

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The Stilwell Group’s Presentation
to
 Institutional Shareholder Services
RiskMetrics Group
March 12, 2008

Opposing

Bid From The Doctors Company

For SCPIE Holdings Inc.

Overview

I.        The $28 Cash Offer Was An Inadequate Offer

M&A Edge Note, March 5, 2008

SKP’s stock price was depressed when TDC deal accepted

Net present value calculation

Price/tangible book value comparison

Normalized earnings

Earnings accretion available

II.      The “Auction And Bidding” Process Was Flawed

Management bias towards a cash deal spoiled the process

Management, not board, drove the process

Only three types of likely purchasers

Ignored procedures to enhance best possible bid

Other fatal flaws

III.    SKP Greatly Exaggerated Risks of Alternate Deals

Risk of market volatility

Risk of loss of business

Deal protection terms prohibit ACAP from making best and highest offer

IV.    SKP’s Directors Need to Discharge Their Fiduciary Duties

SKP directors will have to find a better offer if the TDC cash offer is voted down

I.                        Inadequate Offer

M&A Edge Note, March 5, 2008

“Unlike the ‘bumpitrage’ theme that prevailed in 2007, this year institutional shareholders are reaching out to the M&A Edge team to discuss the allegedly opportunistic low-ball bids made at a time when target shares are trading at a temporary market trough… As M&A Edge clients know, our analysis and vote recs seek to maximize long-term shareholder value. As such, we will evaluate any allegedly opportunistic bid from the perspective of a target shareholder who has owned shares for at least one year, and is expected, even if the proposed transaction is never consummated, to own shares in the target company for at least one year going forward. An important part of this analysis is of course whether the current market price reflects the true intrinsic value of the company, or merely a distorted and temporary trading price.”

continued on next page

Article mentions proposed SKP-TDC deal as a “Selected Alleged
‘Opportunistic’ Offer”

Proposed deal assigns no value to franchise and leaves shareholders no upside

I.                      Inadequate Offer

YAHOO! FINANCE
PRA
ACAP
FPIC
SKP
40%
30%
20%
10%
0%
-10%
-20%
2006 May Jun Jul Aug Sep Oct Nov 2007 Mar Apr May Jun Jul Aug Sep Oct Nov 2008 Feb

I.      Inadequate Offer

10/15/07

SKP’s Stock Price Was Depressed When TDC Deal Accepted

I.      Inadequate Offer

Net present value calculation

The net present value of company assets as of December 31, 2007 was
$28.17 per share

TDC bid therefore assigns $(0.17) per share value to SKP franchise as of
December 31, 2007. We believe this is too low.

“Gem” of a franchise undervalued: despite three A.M. Best downgrades
(from A to B++, to B+, and then to B with a negative outlook) retention rate never went below 92%

Calculations on following two slides

I.      Inadequate Offer

The $28 offer values the franchise at $(0.17) per share

Net Present Value of Balance Sheet

As of 12/31/07

(In Thousands)

Equity

232,039

Less: Discounted Value of Tax Asset

-3,553

31,946 * 4.3% * 2.5 years

Deferred Federal Income Taxes, Net

228,486

378,431

Loss and Loss Adjustment Expenses Reserve

* 4%

Conservative Estimate: @ 4% (below industry standard)

Reserve Redundancy

15,137

378,431

Loss and Loss Adjustment Expenses Reserve

* 1.5%

Estimate: @1.5%

Tail Value

5,676

378,431

Loss and Loss Adjustment Expenses Reserve

-36,194

Reinsurance Recoverable

-15,137

Reserve Redundancy

-5,676

Tail Value

321,424

Reserves to be Discounted

* 10%

Discount Rate @ 4.3% Yield with Average 2.5 Year Tail

Value of Reserve Discount

32,142

Data continued on next page

I.      Inadequate Offer

15,137

Reserve Redundancy

5,676

Tail Value

32,142

Value of Reserve Discount

Present Value of Reserves

52,955

52,955

Pre-tax Value of Reserves

* .649

Tax Rate @ 35.1%

After-Tax Value of Reserves

34,368

41,112

Unearned Premiums

* 26.5%

Using '07 Combined Ratio Plus Discount Rate @ 4.3% Yield
with Average 2.5 Year Tail

Value of Unearned Premiums

10,894

10,894

Value of Unearned Premiums

* .649

Tax Rate @ 35.1%

After-Tax Value of Unearned
Premiums

7,070

Net Present Value of Balance
Sheet

269,924

Shares Outstanding

9,583

NET PRESENT VALUE/
SHARE

28.17

Price/Tangible Book Value Comparison
As of 3/7/08

180
160
140
120
100
80
60
40
20
0
FPIC
ACAP
PRA
SKP

I.      Inadequate Offer

WHERE’S THE SALE PREMIUM?

Company

Price/Tangible Book Value (%)

FPIC

144

ACAP

165

PRA

145

SKP  at Proposed $28 Deal

116

Price/Earnings (last 12 mos.)

12
10
8
6
4
2
0
FPIC
ACAP
PRA
SKP
(Normalized Earnings)

I.      Inadequate Offer

WHERE’S THE SALE PREMIUM?

Company

Price/Earnings (last 12 mos.)

FPIC

8.8

ACAP

9.1

PRA

10.7

SKP (Normalized Earnings)

10.0

I.      Inadequate Offer

NORMALIZED EARNINGS

For Year Ending

12/31/2007

Reported Net Income:

17,939

5,622

Merger Expenses; Pre-tax

* .649

Tax Rate @ 35.1%

Plus: '07 Expenses related to proposed merger

3,648

After-tax

8,906

Non-Recurring Loss on Assumed Reinsurance

-1,892

Minus Earnings on Assumed Reinsurance Reserves
(Estimate 44,000 * 4.3%)

7,014

Net Loss on Assumed Reinsurance

* .649

Tax Rate @ 35.1%

Plus: Non-recurring loss for run-off assumed
reinsurance

4,552

After-tax

Normalized net income

26,139

÷ 9,583

Outstanding Shares

Per Share

$2.73

I.      Inadequate Offer

EARNINGS ACCRETION AVAILABLE

Expense savings available to  acquirer: (No layoffs)

(in thousands)

1,000

Recurring Cost of Latham & Watkins as Corporate Counsel
(3 yr. avg.)

1,500

Board of Directors

1,750

Insurance Brokers, Money Management Fees, Professional Fees,
Consulting Fees

1,000

Public Co. Expenses: Outside Actuary, Auditor, Filings

1,500

CEO, CFO Compensation

1,250

Office Space (Moving Out of Century City--Current Lease
Expires Shortly)

1,000

I.T. Consolidations (AS400 System Old and Expensive to Use)

9,000

Revenue enhancements available to acquirer

(in thousands)

556,772

Total Investments

* 1%

(Improvement That Brings SKP Yield to Competitors' Levels)

5,567

Expense savings

9,000

Revenue enhancements

5,567

14,567

*.649

Tax Rate @ 35.1%

Deal accretions, after-tax

9,453

÷ 9,583

Outstanding Shares

Deal accretion

0.99 per share

+2.73

Normalized Earnings

Per share earnings available to acquirer

3.72

II.                     Flawed “Bidding” Process

Management Bias Towards a Cash Deal Spoiled the Process

CEO Don Zuk: “Cash is king”

Sought cash deal because CEO wanted it from beginning

Zuk seeking to retire: change of control payment

Other directors nearing age to retire

13

Mitchell S. Karlan, M.D.

80

Chairman of the Board

Jack E. McCleary, M.D.

80

Director

Wendell L. Moseley, M.D.

80

Director

William A. Renert, M.D.

68

Director

Henry L. Stoutz, M.D.

75

Director

Ronald H. Wender, M.D.

61

Director

Donald J. Zuk

71

Director, President/CEO

Kaj Ahlmann

57

Director

Marshall S. Geller

69

Director

Willis T. King, Jr.

63

Director

Management, Not Board, Drove the Process

Board’s strategic planning committee, consisting of independent directors, removed from process early on and banker reported to
Management for the duration

“Whose bread I eat, his song I sing”

II.                     Flawed “Bidding” Process

II.                     Flawed “Bidding” Process

Only Three Types of Likely Purchasers

Management Favored the Type Least Able to Pay Highest Price

Three publicly-traded PL companies:  ability to pay premium price using stock

PL subsidiary of large AAA insurance company:  ability to pay premium price using cash and stock

Mutual professional liability insurers:  limited ability to pay premium price, cash only

II.                     Flawed “Bidding” Process

Ignored Procedures to Enhance Best Possible Bid

ACAP was ‘sandbagged’ and not called back after being told by investment bankers it had highest offer

Professional liability subsidiary of AAA insurer repeatedly urged to enter the auction process despite telling SKP its corporate policy was to avoid auctions: AAA insurer needed only brief due diligence and  had been told by SKP it would have opportunity to top final offer: SKP never called them back

Another bidder able to pay premium price disqualified because it didn’t provide floor to offer: offer was higher than $28 per share as of
October 15, 2007

II.                     Flawed “Bidding” Process

Other Fatal Flaws

Process ignored Company’s improved performance and decreased risk

Management obsessed with expanding despite a balkanized professional liability market in California

Ignored potential to increase shareholder value through capital allocation until the market hardens (Don Zuk called returning capital to shareholders, “the biggest mistake of my career” despite two failed expansions that cost in excess of $100 million each)

III.                 SKP Greatly Exaggerated Risks

Risk of Market Volatility

SKP did not give the same consideration to a stock offer with upside

III.                 SKP Greatly Exaggerated Risks

Risk of Loss of Business

Two stock bidders agreed to maintain SCPIE Insurance Co., sans Zuk and
Tschudy, with the same personnel servicing clients.

All bidders’ A.M. Best ratings were higher than SKP’s.

Any buyer would have been legally obligated to honor all terms and conditions of SCPIE’s contracts.

SKP acted to diminish the probability of an ACAP merger.

ACAP felt compelled to put out Press Releases to its own shareholders to refute SKP’s letters and statements on February 27, 2008 & March 10,
2008.

III.                 SKP Greatly Exaggerated Risks

Deal Protection Terms Prohibit ACAP From Making Best And Highest
Offer

Argument that  ACAP couldn’t bring floor above $28 false; foolish not to have heard offer

IV.                SKP Directors’ Fiduciary Duties

It will be incumbent upon SKP’s board of directors to consider a better offer if the TDC $28 cash offer is voted down by shareholders.

Should have considered return of capital as all three other publicly traded companies are doing

$60 million return consistent with capital component for A.M. Best A-
rating

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